SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                   of the Securities and Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  [X]  Definitive Proxy  Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               LSI Industries Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     (4)  Proposed maximum aggregate value of transaction:


 [ ] Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of this filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[LSI Industries Logo]



Notice of Annual Meeting
and Proxy Statement


                                                              September 25, 2000

Dear Shareholder:

We invite you to attend our annual meeting of shareholders on Thursday, November 9, 2000, at the Company's headquarters located at 10000 Alliance Road, Cincinnati, Ohio. At the meeting, you will hear a report on our operations and have a chance to meet your directors and executives.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives a personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date and promptly return your proxy card in the enclosed envelope.

Sincerely yours,


/s/ Robert J. Ready
Robert J. Ready
Chairman of the Board,
Chief Executive Officer, and President

[LSI Industries Logo]

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
                               LSI INDUSTRIES INC.


Time:

          10:00 a.m., Eastern Standard Time


Date:

         Thursday, November 9, 2000


Place:

          LSI Industries Corporate Headquarters
          10000 Alliance Road
          Cincinnati, Ohio 45242


Purpose:

          o    Elect Directors
          o Ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for fiscal year 2001
          o    Conduct other business if properly raised


Only shareholders of record on September 14, 2000 may vote at the meeting. The approximate mailing date of the Proxy Statement and accompanying Proxy Card is September 27, 2000.

Your vote is important. Please complete, sign, date, and promptly return your proxy card in the enclosed envelope.



/s/ Robert J. Ready
Robert J. Ready
Chairman of the Board,
Chief Executive Officer, and President

September 25, 2000

                               LSI Industries Inc.
                                 Proxy Statement

                                Table of Contents


                                                                       Begins on
                                                                         Page
                                                                       ---------

INTRODUCTION................................................................ 1
VOTING AT ANNUAL MEETING.................................................... 1
         General Information................................................ 1
         Principal Shareholders............................................. 2
         Voting by Proxy.................................................... 2
         Shareholder Proposals.............................................. 2
                  Proposal 1.  Election of Directors........................ 3
                  Proposal 2.  Ratification of Appointment of
                               Independent Public Accountants............... 3
                  Other Matters............................................. 4

MANAGEMENT.................................................................. 4
         Directors and Executive Officers................................... 4
         Board Actions...................................................... 5
         Section 16(a) Beneficial Ownership Reporting Compliance............ 6
         Executive Compensation............................................. 7
         Stock Options...................................................... 7

REPORT OF THE COMPENSATION COMMITTEE........................................ 8
         Base Compensation.................................................. 8
         Incentive Compensation............................................. 9
         Stock Option Grants................................................ 9

CORPORATE PERFORMANCE GRAPH................................................. 9
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.................10

OTHER MATTERS...............................................................10

QUESTIONS...................................................................11

                               LSI INDUSTRIES INC.

                               10000 Alliance Road
                             Cincinnati, Ohio 45242

                            Telephone (513) 793-3200
                   ------------------------------------------

                           P R O X Y  S T A T E M E N T

                         Annual Meeting of Shareholders
                                November 9, 2000



                                  INTRODUCTION


     The Board of Directors of LSI Industries Inc. is requesting your Proxy for the Annual Meeting of Shareholders on November 9, 2000, and at any adjournment thereof, pursuant to the foregoing Notice. This Proxy Statement and the accompanying proxy were first mailed on September 27, 2000, to shareholders of record on September 14, 2000.


                            VOTING AT ANNUAL MEETING

General Information

     Shareholders may vote in person or by proxy at the Annual Meeting. Proxies given may be revoked at any time by filing with the Company either a written revocation or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. All shares will be voted as specified on each properly executed proxy. If no choice is specified, the shares will be voted as recommended by the Board of Directors, namely "FOR" Proposal 1 to elect the three persons nominated as Class B directors by the Board of Directors, and "FOR" Proposal 2 (Ratification of Appointment of Independent Public Accountants).

     As of September 14, 2000, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, LSI Industries had 10,291,119 Common Shares outstanding. Each share is entitled to one vote. Only shareholders of record at the close of business on September 14, 2000, will be entitled to vote at the Annual Meeting. Abstentions and shares otherwise not voted for any reason, including broker non-votes, will have no effect on the outcome of any vote taken at the Annual Meeting.

Principal Shareholders

     As of September 7, 2000, the following are the only shareholders known by the Company to own beneficially 5% or more of its outstanding Common Shares:

                                           Amount and Nature of      Percent
Name of Beneficial Owner                   Beneficial Ownership      Of Class
------------------------                   --------------------      --------

T. Rowe Price Associates, Inc.                 1,007,300               9.68%
100 East Pratt Street
Baltimore, MD 21202

Fleet Investment Advisors, Inc.                  615,005               5.91%
75 State Street
Boston, MA 02109

Robert J. Ready                                  557,843 (a)           5.36%
10000 Alliance Road
Cincinnati, Ohio 45242

Dalton, Greiner, Hartman, Maher & Co.            521,900               5.01%
565 Fifth Avenue
Suite 2101
New York, NY 10017-2413

(a)  Includes  14,685  shares  held  in  the  Company's  non-qualified  Deferred
     Compensation Plan, and 130,488 shares held in trust for Mr. Ready's children. Mr. Ready disclaims beneficial ownership of shares held by or in trust for his children.

Voting by Proxy

     All properly signed proxies will, unless a different choice is indicated, be voted "FOR" the election of the three nominees for Class B directors proposed by the Board of Directors, and ratification of the appointment of independent public accountants.

     If any other matters come before the meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

Shareholder Proposals

     Shareholders who desire to have proposals included in the Notice for the 2001 Annual Meeting of Shareholders must submit their proposals to the Company at its offices on or before May 30, 2001.

     The form of Proxy for the Annual Meeting of Shareholders grants authority to the persons designated therein as proxies to vote in their discretion on any matters that come before the meeting, or any adjournment thereof, except those set forth in the Company's Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 2001 Annual Shareholders' Meeting, it must be received prior to August 13, 2001.

Proposal 1.  Election of Directors

     The Company's Code of Regulations provides that the Board of Directors be composed of two classes of directors, Class A and Class B, with each class elected for a two-year term. One class is elected annually. The terms of the Class A directors expire at the 2001 Annual Meeting of Shareholders while the terms of the Class B directors expire at the 2000 Annual Meeting of Shareholders.

     The Board is nominating for reelection three present Class B directors, namely, Allen L. Davis, Wilfred T. O'Gara and James P. Sferra. Proxies solicited by the Board will be voted for the election of these three nominees.

     All Class B directors elected at the Annual Meeting will be elected to hold office for two years and until their successors are elected and qualified.

     In voting to elect directors, shareholders are entitled to one vote for each share held of record. Shareholders are not entitled to cumulate their votes in the election of directors.

     Should any of the nominees become unable to serve, proxies will be voted for any substitute nominee designated by the Board. Nominees receiving the highest number of votes cast for the positions to be filled will be elected.

          Recommendation of the Board of Directors
          ----------------------------------------

          The Board of Directors recommends a vote in FAVOR of each of the directors nominated in this Proxy Statement. Nominees receiving the highest number of votes will be elected.


Proposal 2.  Ratification of Appointment of Independent Public Accountants

     The Board of Directors appointed Arthur Andersen LLP as the Company's independent public accountants for fiscal 2001. Arthur Andersen LLP has been the independent public accounting firm for the Company since March 1996. Although not required by law, the Board is seeking shareholder ratification of its selection. If ratification is not obtained, the Board intends to continue the employment of Arthur Andersen LLP at least through fiscal 2001.

     Representatives of Arthur Andersen LLP are expected to be present at the Shareholders' Meeting and will be given an opportunity to comment, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

          Recommendation of the Board of Directors
          ----------------------------------------

          The Board of Directors recommends a vote in FAVOR of Proposal 2. The affirmative vote of a majority of Common Shares voting at the Annual Meeting is required for ratification of this proposal.

Other Matters

     Any other matters considered at the Annual Meeting, including adjournment, will require the affirmative vote of a majority of Common Shares voting.

                                   MANAGEMENT

Directors and Executive Officers

         The directors and executive officers of LSI Industries are:

                                                            Common Shares
                                                          Beneficially Owned
                                                       -------------------------
   Name and Age                     Position            Amount        Percentage
-----------------------     ------------------------   -----------    ----------

Robert J. Ready (a)         Chairman, President,       557,843 (d)      5.36%
         60                  and Chief Executive
                             Officer

James P. Sferra (a)         Executive Vice             210,568 (e)      2.02%
         61                  President -
                             Manufacturing;
                             Secretary and Director

Ronald S. Stowell           Vice President, Chief       33,415 (e)        *
         50                  Financial Officer and
                             Treasurer

Michael J. Burke (b)(c)     Director and Assistant      33,000 (e)        *
         57                  Secretary

Allen L. Davis (b)(c)       Director                    32,812 (e)        *
         58

Wilfred T. O'Gara (b)(c)    Director                     4,000 (e)        *
         43

All Directors and
Executive Officers                                      _______         ______
as a Group (Six Persons)                                871,638         8.38%
                                                        =======         =====

--------------------
Information as of September 7, 2000
(a)      Executive Committee Member
(b)      Compensation Committee Member
(c)      Audit Committee Member
(d)      See "Principal Shareholders"
(e) Includes options exercisable within 60 days for Mr. Sferra of 5,000 shares, Mr. Stowell of 5,000 shares, Mr. Burke of 21,000 shares, Mr. Davis of 21,000 shares, and Mr. O'Gara 3,000 shares; and indirect beneficial ownership for Mr. Sferra of 6,732 shares.
 *       Less than 1%

     Robert J. Ready is the founder of the Company and has been its President and a Director since 1976. Mr. Ready was appointed Chairman of the Board of Directors in February 1985. Mr. Ready is also a Director of Meridian Diagnostics, Inc. (a Nasdaq listed company) and of Superior Label Systems, Inc.

     James P. Sferra shared in the formation of the Company. Mr. Sferra has served as Corporate Vice President of Manufacturing from November 1989 to November 1992, and as Executive Vice President-Manufacturing since then. Prior to that, he served as Vice President-Manufacturing of LSI Lighting Systems, a division of the Company. Mr. Sferra has served as a Director since 1976, and was appointed Secretary in 1996.

     Ronald S. Stowell has served as Chief Financial Officer since joining the Company in December 1992, and was appointed Treasurer in November 1993 and Vice President in November 1997. From 1985 to November 1992, Mr. Stowell served as Corporate Controller of Essef Corporation (a Nasdaq listed company), Chardon,
Ohio, a manufacturer of high performance composite and engineered plastics products.

     Michael J. Burke was elected a Director and Assistant Secretary of the Company in February 1985. Mr. Burke is a Managing Partner of the Cincinnati law firm of Keating, Muething & Klekamp, P.L.L., counsel to the Company, and has been associated with that firm since 1968.

     Allen L. Davis was elected a Director of the Company in February 1985. Mr. Davis served as President and Chief Executive Officer, and as Director of Provident Financial Group, Inc. (a Nasdaq listed company) and The Provident Bank, Cincinnati, Ohio from 1986 and 1984, respectively, to May 1998 at which time he retired. In April 2000 Mr. Davis was named CEO of CNG Financial Corp., a consumer finance company.

     Wilfred T. O'Gara was appointed a Director of the Company in January 1999 to fill the vacancy which was created by the death of an LSI Industries director in 1997. Mr. O'Gara was named Co-Chief Executive Officer of Kroll-O'Gara and CEO of the Security Products and Services Group in April, 2000. Previously he had served as Kroll-O'Gara's President and COO since the Kroll Holdings merger and as its CEO from August, 1996 until that merger. In addition, Mr. O'Gara has served in various executive officer and director positions in its subsidiaries and predecessors since 1983.

Board Actions

     The Board of Directors met seven times during fiscal 2000.

     The Executive Committee, composed of Messrs. Ready (Chairman), and Sferra, is responsible, during the intervals between meetings of the Board of Directors, for exercising all the powers of the Board of Directors in the management and control and the business of the Company to the extent permitted by law. The Executive Committee did not meet during fiscal 2000.

     The Audit  Committee,  composed of Messrs.  Davis (Chairman  through fiscal
1999), Burke and O'Gara (Chairman beginning in fiscal 2000), is responsible for reviewing the Company's internal accounting operations. It also recommends the appointment of the Company's independent public accountants and reviews the relationships between the Company and the independent public accountants. The Audit Committee met three times during fiscal 2000.

     The Compensation Committee, composed of Messrs. Burke (Chairman), Davis, and O'Gara, is responsible for establishing compensation levels for management and for administering the Company's stock option plans and Deferred Compensation Plan. The Compensation Committee met two times during fiscal 2000.

     The Company does not have a Nominating Committee.

     During fiscal year 2000, directors who are not employees of the Company received $13,000 per year for serving as a Director plus $1,200 for each meeting attended. Committee members received $750 per year for serving as Chairman of a committee plus $600 for each committee meeting attended. Directors who are employees of the Company do not receive any compensation for serving as a Director. John Taylor, Jr., board member through November 11, 1999, attended 60% of the aggregate of the total number of meetings of the Board of Directors and Committees of which he was a member while he was on the board during fiscal year 2000. All other directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and Committees of which they were members. Non-employee directors received an annual grant of an option to purchase 1,500 Common Shares at the market price at the time of grant. The option is exercisable at the time of grant and has a ten year life.

Section 16(a) Beneficial Ownership Reporting Compliance

     The Company's independent directors, Michael J. Burke, Allen L. Davis and Wilfred T. O'Gara are granted annual options to purchase common shares pursuant to the Company's Directors' Stock Option Plan. The grant of those options is required to be reported on Forms 4 or 5 by Section 16(a) of the Securities
Exchange Act of 1934. Those persons failed to file the required forms on a timely basis with respect to the annual issuance of directors' options for each of the fiscal years 1997 through 2000 in the case of Mr. Burke; fiscal years 1995 through 2000 in the case of Mr. Davis; and fiscal year 2000 in the case of Mr. O'Gara. The required forms have been filed.

Executive Compensation

     The following table sets forth information regarding annual, long-term, and other compensation paid by the Company to its Chief Executive Officer and each of the other two executive officers at June 30, 2000 during each of the last three fiscal years for services rendered to the Company and its subsidiaries.

                                            Summary Compensation Table


                                        Annual Compensation
                                  ----------------------------------
                                                           Other
                                                           Annual    Securities    All Other
       Name and                                        Compensation  Underlying  Compensation
  Principal Position        Year   Salary     Bonus        (1)       Options(2)     (3)
--------------------------  ----  --------  ---------  ------------  ----------  ------------

Robert J. Ready             2000  $441,480   $ 64,015     $39,400           --    $108,388
  Chairman, President       1999   424,500    212,250      27,892           --     112,670
  and Chief Executive       1998   410,000    205,000      31,300           --      80,116
  Officer

James P. Sferra             2000   336,128     48,739      18,400           --      64,601
  Executive Vice President- 1999   323,200    161,600      17,200           --      61,955
  Manufacturing; Secretary  1998   312,200    156,100      17,200        5,000      41,643

Ronald S. Stowell           2000   188,760     27,370      20,900           --      36,889
  Vice President, Chief     1999   181,500    105,750      19,300           --      48,529
  Financial Officer, and    1998   165,000     79,895      18,900       10,000      21,138
  Treasurer
----------------------

(1) Other Annual Compensation consists of automobile allowances for all executive officers as well as professional fee allowances for Mr. Ready, and Mr. Sferra.

(2) Represents Common Shares underlying options awarded under the Company's stock option plans.

(3)  All Other Compensation  includes Retirement Plan and Deferred  Compensation
     Plan  contributions,   premiums  paid  on  long-term  disability  and  life
     insurance policies, and payment of accrued vacation.


Stock Options

     No stock options were granted in fiscal year 2000 to the executive officers shown in the Summary Compensation Table. The following table contains information concerning the exercise and appreciation of stock options held by the Named Executives.

             Fiscal 2000 Option Exercises and Year-End Option Values

                                                      Number of
                                                Securities Underlying               Value of
                       Shares                    Unexercised Options        Unexercised In-the-Money
                     Acquired on    Value        at Fiscal Year-End       Options at Fiscal Year-End(1)
Name                  Exercise     Realized   Exercisable/Unexercisable     Exercisable/Unexercisable
------------------   -----------  ---------   -------------------------   -----------------------------
Robert J. Ready        13,500      $19,980           --  /   --                  $ --  / $ --
James P. Sferra         4,500      $ 6,660        5,000  /   --                  $290  / $ --
Ronald S. Stowell      15,000      $68,250        2,500  / 7,500                 $145  / $435

(1) In-the-Money Options are options for which the market value of the underlying Common Shares exceeds the exercise price. Calculation is based upon the market value of the underlying Common Shares at fiscal year-end, minus the exercise price.

                      REPORT OF THE COMPENSATION COMMITTEE


     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal year 2000.

     The Compensation Committee annually establishes salaries, bonuses and stock option awards for executive officers and key management personnel. The Committee reviews the performance of the Company's executive officers on an individual basis and also reviews each executive's performance in connection with the Company's overall performance. The Committee desires to establish executive compensation that enhances the Company's overall fundamental objective of providing long-term value for its share holders and employees. In addition, major emphasis is being placed on retaining current management and incentivizing key managers to align their interests to make them consistent with the Company's growth. The Committee believes that the interests of management and shareholders can be more closely aligned by providing executives with competitive levels of compensation that will enable LSI Industries to attract and retain key executives by rewarding exceptional individual performance, and by tying executive pay to personal goals as well as overall corporate performance.

     During fiscal 2000, the Compensation Committee recommended to the Board that a compensation survey be performed by an independent consultant. The Board agreed and Arthur Andersen LLP was hired to analyze the Company's compensation program and to provide bench marking and a competitive analysis of the total compensation packages and benefits paid by the Company to its top management. The Compensation Committee will consider the results of this survey in fiscal 2001 to determine the various elements of compensation of the Company's senior officers, including the granting of additional stock options.

     The Committee uses base salaries, incentive and deferred compensation arrangements, and stock options designed to tie a portion of the executive's compensation to the stock market performance of the Company's Common Shares when establishing executive and managerial compensation programs.

Base Compensation

     The Committee reviewed the base salaries of the Company's executive officers and each executive's level of responsibility and potential, as well as salary levels offered by competitors and the overall competition in the existing marketplace. Each executive's particular division of the Company was reviewed, and its contribution to the overall results of the Company assessed. The Committee used this information to determine the executive's base compensation level and to set the performance goals for the upcoming year.

     The Committee applied a collective, subjective evaluation of the above factors to determine the annual base compensation level of its executive officers in light of the Company's performance and, in certain cases, its various divisions. The Committee did not utilize a particular objective formula as a means of establishing annual base compensation levels. Mr. Ready's salary was established on the same basis.

Incentive Compensation

     Incentive compensation awards for performance during fiscal 2000 were made to those employees based upon the achievement of specific goals set forth in the strategic Plan adopted for the 2000 fiscal year. The Plan states that 20% of certain employees' bonuses are based upon overall corporate results, with the remaining 80% based upon divisional results. Bonuses for Corporate officers are based entirely on overall corporate results.

Stock Option Grants

     The shareholders of LSI Industries established a Stock Option Plan to provide a method of attracting, retaining and providing appropriate incentives to key employees. The Committee is responsible for the administration of this Plan, both with respect to executive officers and all other employees. To that end, the Committee determines which employees receive options, the time of grant and the number of shares subject to the option. All option prices are set at 100% of market value on the date of grant. The Committee bases its individual option awards upon the past contributions of the particular employee as well as the capability of the employee to positively impact the Company's future success and profitability. In fiscal 2000 a total of 13 employees, none of whom were Corporate officers or executive officers shown in the Summary Compensation Table, were granted options to purchase a total of 14,300 common shares of the Company.

                                            Compensation Committee


                                            Michael J. Burke, Chairman
                                            Allen L. Davis
                                            Wilfred T. O'Gara




                           CORPORATE PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Shares during the five fiscal years ended June 30, 2000, with a cumulative total return on the Nasdaq Stock Market Index (U.S. companies) and the Dow Jones Electrical Equipment Index. The comparison assumes $100 was invested June 30, 1995 in the Company's Common Shares and in each of the indexes presented; it also assumes reinvestment of dividends.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN


                          LSI             Nasdaq           Dow Jones
                       Industries      Market Index       Electrical
        June 30           Inc.           (U.S.)         Equipment Index
        -------        ----------      ------------     ---------------
         1995             100             100                100
         1996             137             128                119
         1997             109             156                149
         1998             164             206                152
         1999             201             296                207
         2000             129             437                233


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Michael J. Burke, who is Chairman of the Compensation Committee, is a co-managing partner of Keating, Muething & Klekamp, P.L.L., Cincinnati, Ohio, a law firm that provided legal services to the Company in fiscal year 2000.

     Scott D. Ready, age 38, is Vice President Sales of the Petroleum Lighting Division of LSI Industries and is the son of Robert J. Ready, Chairman, President and Chief Executive Officer of LSI Industries. In fiscal year 2000, Scott D. Ready's total compensation was $166,615. J. Scott Sferra, age 36, is General Manager Support Operations of the Cincinnati Operations of LSI Industries and is the son of James P. Sferra, Director, Secretary and Executive Vice President Manufacturing of LSI Industries. In fiscal year 2000, J. Scott Sferra's total compensation was $82,177. Neither Scott D. Ready nor J. Scott Sferra were granted any stock options in fiscal year 2000.

                                  OTHER MATTERS

     LSI Industries is not aware of any other matters to be presented at the Annual Meeting other than those specified in the Notice.

                                    QUESTIONS

     If you have any questions or need more information about the annual shareholders' meeting, write to or contact:

                         LSI Industries Inc.
                         Ronald S. Stowell,
                           Vice President, Chief Financial
                           Officer & Treasurer
                         10000 Alliance Road
                         Cincinnati, Ohio 45242
                         (513) 793-3200

     For more information about your stock ownership, call the Provident Bank at
(513) 763-8113.

     We also invite you to visit the LSI Industries site on the Internet at www.lsi-industries.com. Internet site materials are for your general information only and are not part of this proxy solicitation.


                                             By order of the Board of Directors


                                              /s/ James P. Sferra
                                              James P. Sferra
                                              Secretary

Dated:  September 25, 2000

                               LSI INDUSTRIES INC.


                    The undersigned  hereby appoints Michael J. Burke and Robert
                    J. Ready,  or any one of them,  proxies of the  undersigned,
 PROXY              each  with the  power of  substitution,  to vote all  Common
  FOR               Shares  which the  undersigned  would be entitled to vote at
 ANNUAL             the Annual Meeting of Shareholders of LSI Industries Inc. to
MEETING             be held on November 9, 2000 at 10:00 a.m.,  Eastern Standard
                    Time at the Company's headquarters located at 10000 Alliance
                    Road, Cincinnati, Ohio and any adjournment of such meeting on the matters specified below and in their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1.   Authority to elect as Class B Directors the three nominees below.

                  FOR ___                   WITHHOLD AUTHORITY ___

              Allen L. Davis, Wilfred T. O'Gara and James P. Sferra

                   WRITE THE NAME OF ANY NOMINEE(S) FOR WHOM AUTHORITY TO VOTE IS WITHHELD ___________________________

2. Ratification of the appointment of Arthur Andersen LLP as independent public accountants for fiscal 2001.

                FOR  ___         AGAINST ___           ABSTAIN ___


THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.



_______________________, 2000     ---------------------------------------------
                                  IMPORTANT: Please sign exactly as name appears
                                  hereon indicating,  where    proper,  official
                                  position or representative capacity. In the case of joint holders, all should sign.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS